SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 26, 2001
                        (Date of Earliest Event Reported)

                           ORION POWER HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                    1-16077                  52-2087649
      (State or other       (Commission File Number)        (IRS Employer
       jurisdiction                                     Identification Number)
     of incorporation)


                        7 EAST REDWOOD STREET, 10TH FLOOR
                               BALTIMORE, MD 21202
          (Address of principal executive offices, including Zip Code)

                                 (410) 230-3500
              (Registrant's telephone number, including area code)


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Item 5 - Other Events.

            On December 26, 2001, Orion Power Holdings, Inc. and Reliant Resources, Inc. issued the joint press release attached hereto as Exhibit
99.1 which is hereby incorporated by reference.

Item 7(c) - Exhibits.

      99.1  Press release.









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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Orion Power Holdings, Inc.


Date:  December 26, 2001               By:  /s/ Scott B. Helm
                                           ------------------------------------
                                           Name:  Scott B. Helm
                                           Title: Executive Vice President
                                                  and Chief Financial Officer









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


                                  EXHIBIT INDEX


      99.1  Press Release













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